                                                                    Exhibit 10.7

                              CONTRACT CHANGE ORDER

PURCHASER:                     US Airways Group, Inc.

AGREEMENT:                     Master Purchase Agreement number MPA-515 dated
                               May 9, 2003 between US Airways Group, Inc. and
                               Bombardier Inc., represented by Bombardier
                               Aerospace - Regional Aircraft (the "Agreement").

C.C.O. NO.:                    002

DATE OF ISSUE:                 January 30, 2004

NO. OF PAGES:                  3

REASON FOR CHANGE:             ***.

DESCRIPTION OF AGREED CHANGE(S)

For the purposes of this Contract Change Order No. 002 ("CCO No. 2"), "US Airways" means US Airways Group, Inc. and "Bombardier" means Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft.

1.0 Letter Agreement Number 11 to the Agreement is hereby amended to incorporate Schedule C attached hereto as Attachment 1 to this CCO No. 2 relating to: ***.

2.0  ***.









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                                      -1-

3.0  Unless specified otherwise, Bombardier shall make:

          Bank Name:    ***
          Address:      ***

          ABA #:        ***
          Account #:    ***
          Account Name: ***

4.0  US Airways shall make:

          Bank Name:    ***
          Bank Address: ***

          ABA #:        ***
          Account #:    ***
          Account Name: ***

        ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED

FOR AND ON BEHALF OF                          FOR AND ON BEHALF OF

BOMBARDIER INC.                               US AIRWAYS GROUP, INC.
Bombardier Aerospace - Regional Aircraft



Signed: /s/ Nicolas Mastroianni               Signed:   /s/ Eilif Serck-Hanssen
        -----------------------------                ---------------------------


Name:   Nicolas Mastroianni                   Name:  Eilif Serck-Hanssen
        ------------------------------               ---------------------------


Title:  Account Executive, Contracts          Title: VP - Finance and Treasurer
        ------------------------------               ---------------------------


Date:   February 9, 2004                      Date:  February 5, 2004
        ------------------------------               ---------------------------

                                   Schedule C

                MSN            ***
                FAA            ***

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                                      -3-

                              CONTRACT CHANGE ORDER

PURCHASER:                         US Airways Group, Inc.

AGREEMENT:                         Master Purchase Agreement number MPA-515
                                   dated May 9, 2003 between US Airways Group,
                                   Inc. and Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft (the
                                   "Agreement").

C.C.O. NO.:                        002 - Supplement 1

DATE OF ISSUE:                     January 30, 2004

NO. OF PAGES:                      3


REASON FOR CHANGE:                 ***


DESCRIPTION OF AGREED CHANGE(S)


For the purposes of this Contract Change Order No. 002 - Supplement 1 ("CCO No. 2S1"), "US Airways" means US Airways Group, Inc. and "Bombardier" means Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft. This CCO No. 2S1 supplements CCO No. 2 previously entered into between US Airways and Bombardier. For the avoidance of doubt, CCO No. 2 remains in full force and effect and is not cancelled or superseded by this CCO No. 2S1.

1.0 Letter Agreement Number 11 to the Agreement is hereby amended to incorporate Schedule C-1 attached hereto as Attachment 1 to this CCO No. 2S1 relating to: ***.

2.0  ***.










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                                      -1-

3.0  Unless specified otherwise, Bombardier shall make ***:

          Bank Name:       ***
          Address:         ***
          ABA #:           ***                       Account #:  ***
          Account Name:    ***


4.0  US Airways shall make ***:

          Bank Name:       ***
          Bank Address:    ***


          ABA #:           ***
          Account #:       ***
          Account Name:    ***.

        ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED

FOR AND ON BEHALF OF                          FOR AND ON BEHALF OF

BOMBARDIER INC.                               US AIRWAYS GROUP, INC.
Bombardier Aerospace - Regional Aircraft



Signed: /s/ Nicolas Mastroianni               Signed: /s/ Eilif Serck-Hanssen
        --------------------------------              --------------------------


Name:    Nicolas Mastroianni                  Name:   Eilif Serck-Hanssen
        --------------------------------              --------------------------


Title:   Account Executive, Contracts         Title:  VP- Finance and Treasurer
        --------------------------------              --------------------------


Date:    February 9, 2004                     Date:   February 5, 2004
        --------------------------------              --------------------------

                                  Schedule C-1

                MSN            ***
                FAA            ***
------------------------------------------------------------------------------
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                                       -3-